Exhibit 10.9

EXECUTION COPY

OMNIBUS AMENDMENT NO. 2 TO

RECEIVABLES LOAN AGREEMENT,

AMENDMENT NO. 1 TO

SALE AND CONTRIBUTION AGREEMENT

AND

CONSENT TO CUSTODY AGREEMENT

This OMNIBUS AMENDMENT NO. 2 TO RECEIVABLES LOAN AGREEMENT, AMENDMENT NO. 1 TO SALE AND CONTRIBUTION AGREEMENT and CONSENT TO CUSTODY AGREEMENT, effective as of October 25, 2013 (this “Amendment”), is executed by and among HILTON GRAND VACATIONS TRUST I LLC, a Delaware limited liability company (together with its successors and assigns, the “Borrower”), GRAND VACATIONS SERVICES, LLC, a Delaware limited liability company (the “Servicer”), HILTON RESORTS CORPORATION, a Delaware corporation (the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Custodian, the financial institutions signatory hereto as Managing Agents, and DEUTSCHE BANK SECURITIES, INC., as Administrative Agent. Capitalized terms used, but not otherwise defined herein, shall have the meanings ascribed thereto in the “Receivables Loan Agreement” (defined below).

WITNESSETH:

WHEREAS, the Borrower, the Managing Agents party thereto, the Administrative Agent, Wells Fargo Bank National Association, as Securities Intermediary and Paying Agent, the Conduit Lenders party thereto, and the Committed Lenders party thereto are parties to that certain Receivables Loan Agreement dated as of May 9, 2013 (as amended as of July 25, 2013, the “Receivables Loan Agreement”); and

WHEREAS, the Borrower and the Seller are party to that certain Sale and Contribution Agreement, dated as of May 9, 2013 (the “Sale and Contribution Agreement”); and

WHEREAS, the Borrower, the Servicer, the Custodian and the Administrative Agent are party to that certain Custody Agreement, dated as of May 9, 2013 (the “Custody Agreement”); and

WHEREAS, as provided herein, the parties hereto have agreed to amend certain provisions of the Receivables Loan Agreement and the Sale and Contribution Agreement, and to consent to certain departures from the requirements of the Custody Agreement, each as further described below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Receivables Loan Agreement. Effective as of the date hereof (the “Effective Date”), and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof (as well as the additional condition set forth in Section 1.7 hereof with respect to the change effected thereby), the Receivables Loan Agreement is hereby amended as follows:

1.1 The definition of “Aggregate Commitment” set forth in Section 1.01 is amended and restated in its entirety as follows:

“ “Aggregate Commitment” means, on any date of determination, the sum of the Commitments then in effect. As of the Amendment No. 2 Effective Date, the Aggregate Commitment is $450,000,000.”

1.2 The definitions of “Hilton Timeshare Loan Cap”, “Hilton Mezzanine Loan Agreements”, “Hilton Mortgage Loan Agreement” and “Recapitalization Event” set forth in Section 1.01 are deleted in their entirety.

1.3 The following definitions of “Amendment No. 2 Effective Date” and “Increase Timeshare Loans” are added to Section 1.01 in their appropriate alphabetical order therein:

“ “Amendment No. 2 Effective Date” means October 25, 2013.”

“ “Increase Timeshare Loans” means Timeshare Loans for which the Transfer Date is the Amendment No. 2 Effective Date.”

1.4 Section 3.02(e) of the Receivables Loan Agreement is amended and restated in its entirety as follows:

“(e) each of the Borrower, the Servicer and the Custodian shall have timely made all of the deliveries required pursuant to the Custody Agreement with respect to the Pledged Timeshare Loans and any Timeshare Loans to become Pledged Timeshare Loans in connection with such Borrowing (other than deliveries required in connection with the Increase Timeshare Loans which shall be made no later than the date that is 90 days after the Amendment No. 2 Effective Date);”

1.5 Section 4.01(f)(v) of the Receivables Loan Agreement is amended and restated in its entirety as follows:

“(v) All original executed Obligor Notes (or an original lost note affidavit and indemnity from the Seller) that constitute or evidence the Pledged Timeshare Loans have been delivered to the Custodian and the Borrower has received a receipt therefor, which acknowledges that the Custodian is holding the Obligor Notes that constitute or evidence the Pledged Timeshare Loans solely on behalf and for the benefit of the Administrative Agent (other than a receipt to be delivered in connection with the Increase Timeshare Loans which the Borrower shall have received no later than the date that is 90 days after the Amendment No. 2 Effective Date).”

1.6 Schedule II to the Receivables Loan Agreement is deleted in its entirety and replaced with Schedule II attached hereto.

1.7 Upon the Administrative Agent’s receipt of opinions of local counsel to the Seller, in form and substance satisfactory to the Administrative Agent, relating to certain state law matters with respect to the Hokulani Waikiki by Hilton Grand Vacations Club and Hilton Grand Vacations Club at Trump International Hotel – Las Vegas Resorts and related Timeshare Interests, Schedule V to the Receivables Loan Agreement is deleted in its entirety and replaced with Schedule V attached hereto.

1.8 Schedule VI to the Receivables Loan Agreement is deleted in its entirety.

SECTION 2. Amendments to the Sale and Contribution Agreement. Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Sale and Contribution Agreement is hereby amended as follows:

2.1 Section 2.1(b)(iii) of the Sale and Contribution Agreement is amended and restated in its entirety as follows:

“(iii) the Seller shall have delivered or caused to be delivered the Timeshare Loan File relating to each Timeshare Loan to be transferred on such Transfer Date to the Custodian and the Custodian shall have delivered a Custodial Receipt on or prior to such Transfer Date (or in the case of the Custodial Receipt with respect to the Increase Timeshare Loans, on or prior to the date that is 90 days after the Amendment No. 2 Effective Date).”

2.2 Section 2.4(c) of the Sale and Contribution Agreement is amended and restated in its entirety as follows:

“(c) Not later than 12:00 p.m. (New York City time) on each Transfer Date, the Seller shall confirm with the Servicer and the Custodian that the Timeshare Loan Files relating to the Timeshare Loans designated by the Seller to become Transferred Timeshare Loans on such Transfer Date are complete and in the possession of the Custodian in accordance with the Custody Agreement (which confirmation, solely in the case of the Timeshare Loan Files with respect to the Increase Timeshare Loans, shall occur no later than the date that is 90 days after the Amendment No. 2 Effective Date). If, at any time, the Purchaser (or its assigns) has found or finds (whether by notice from the Custodian or Servicer or otherwise), that there is a Deficiency with respect to a Timeshare Loan File, the Purchaser (or its assigns) shall inform the Seller and the Administrative Agent promptly, in writing, of such Deficiency.”

2.3 Section 2.7(b) of the Sale and Contribution Agreement is amended to amend and restate the first two sentences thereof in their entirety as follows:

“Upon (x) discovery by the Seller, the Purchaser, the Administrative Agent or a Managing Agent of a breach of any of the representations and warranties set forth in Section 3.1(f)(i) or Section 3.1(r) which materially and adversely affects the value of a Transferred Timeshare Loan or the interests of the Purchaser or any assignee of the Purchaser therein, without regard to any limitation set forth therein concerning the knowledge of the Seller as to the facts stated therein, or (y) the failure of the Custodian to have (i) possession of complete Timeshare Loan Files with respect to the Increase Timeshare Loans and (ii) delivered a Custodial Receipt with respect to such Timeshare Loan Files with respect to the Increase Timeshare Loans in accordance with the Custody Agreement, in each case, on or prior to the date that is 90 days after the Amendment No. 2 Effective Date, the party discovering such breach or failure shall give prompt written notice to the other parties. Not later than the Distribution Date with respect to the Collection Period during which the Seller discovered such a breach or failure or received written notice thereof, if such breach or failure has not been cured in all material respects, the Seller shall repurchase each Transferred Timeshare Loan affected by such breach or failure from the Purchaser at the Repurchase Price therefor or shall substitute a Qualified Substitute Timeshare Loan for each such Transferred Timeshare Loan and pay any related Substitution Shortfall Amount, in each case, in accordance with Section 2.7(d).”

SECTION 3. Custody Agreement Consent. Effective as of the Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, each of the Borrower, the Servicer, the Custodian, the Administrative Agent and each Managing Agent agrees and acknowledges that notwithstanding the provisions of Sections 3(b) and 4(a) of the Custody Agreement, the Notice of Purchase, Timeshare Loan Files and Custodial Receipt with respect to the Increase Timeshare Loans shall be delivered by the Custodian to the Administrative Agent, the Seller and the Borrower as soon as practicable after the Amendment No. 2 Effective Date, and in any event, not later than 12:00 p.m. (New York City time) on the date that is 90 days after the Amendment No. 2 Effective Date. It is acknowledged and agreed that any Increase Timeshare Loan for which such Custodial Receipt shall not have been delivered by such 90th day following the Amendment No. 2 Effective Date shall not constitute an “Eligible Timeshare Loan” for purposes of calculating the Borrowing Base under the Receivables Loan Agreement. Following the Custodian’s receipt of the Timeshare Loan Files for the Increase Timeshare Loans on the Amendment No. 2 Effective Date (or such other date, as applicable) and until the delivery by the Custodian of the Custodial Receipt therefor, the Custodian shall provide a weekly summary to the Borrower, the Seller, each Managing Agent and the Administrative Agent of any Deficiencies discovered with respect to such Timeshare Loan Files.

SECTION 4. Conditions Precedent. This Amendment shall become effective on the Effective Date upon the satisfaction of each of the following conditions precedent:

4.1 The Administrative Agent and each Managing Agent shall have received counterparts of this Amendment executed by each of the parties hereto.

4.2 (x) The Administrative Agent and each Managing Agent shall have received executed counterparts of that certain Upfront Fee Letter, dated as of the date hereof, among the Administrative Agent, the Managing Agents, the Committed Lenders and the Borrower, from each of the parties thereto, (y) the Administrative Agent shall have received executed counterparts of that certain Structuring Fee Letter, dated as of the date hereof, between Deutsche Bank Securities, Inc., as Structuring Agent, and Hilton Resorts Corporation, from each of the parties thereto, and (z) each of the Borrower and Hilton Resorts Corporation shall have paid all fees required to be paid by it under each of the foregoing fee letters.

4.3 The Administrative Agent shall have received a Secretary’s Certificate of the Borrower, certifying its Certificate of Formation, Limited Liability Company Agreement, Resolutions authorizing the Amendment, and Incumbency.

4.4 A Recapitalization Event (as defined in the Receivables Loan Agreement before giving effect to this Amendment) shall have occurred.

SECTION 5. Representations, Warranties and Confirmations. Each of the Borrower and the Seller hereby makes the representations and warranties set forth below, respectively.

5.1 The Borrower hereby represents and warrants that:

(a) It has the power and is duly authorized, including by all limited liability company action on its part, to execute and deliver this Amendment.

(b) This Amendment has been duly and validly executed and delivered by it.

(c) This Amendment and the Receivables Loan Agreement and Sale and Contribution Agreement as amended hereby, each constitute legal, valid and binding obligations of it, as applicable and are enforceable against the Borrower in accordance with their terms.

(d) Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Borrower set forth in the Receivables Loan Agreement and the Sale and Contribution Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

(e) Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes a Servicer Termination Event, Unmatured Servicer Termination Event, Default or Event of Default.

5.2 The Seller hereby represents and warrants that:

(f) It has the power and is duly authorized, including by all corporate action on its part, to execute and deliver this Amendment.

(g) This Amendment has been duly and validly executed and delivered by it.

(h) This Amendment and the Sale and Contribution Agreement as amended hereby, each constitute legal, valid and binding obligations of it, as applicable and are enforceable against the Seller in accordance with their terms.

(i) Immediately prior, and after giving all effect, to this Amendment, the covenants, representations and warranties of the Seller set forth in the Sale and Contribution Agreement are true and correct in all material respects as of the date hereof (except to the extent such representations or warranties relate solely to an earlier date and then as of such date).

(j) Immediately prior, and after giving all effect, to this Amendment, no event, condition or circumstance has occurred and is continuing which constitutes (i) a Servicer Termination Event or Unmatured Servicer Termination Event, (ii) a Default or Event of Default arising under clause (c), (e), (f), (g), (h), (i), (j), (l), (q) or (t) of Section 7.01 of the Receivables Loan Agreement with respect to the Seller or the Performance Guarantor, or (iii) a Default or Event of Default arising under Section 7.01(o) of the Receivables Loan Agreement.

SECTION 6. Delivery of Executed Amendment. The Borrower covenants and agrees that it will deliver an executed copy of this Amendment to the Paying Agent and the Backup Servicer promptly following the effectiveness hereof.

SECTION 7. Entire Agreement. The parties hereto hereby agree that this Amendment constitutes the entire agreement concerning the subject matter hereof and supersedes any and all written and/or oral prior agreements, negotiations, correspondence, understandings and communications.

SECTION 8. Effectiveness of Amendment and Waiver. Except as expressly amended and/or waived by the terms of this Amendment, all terms and conditions of the Receivables Loan Agreement, the Sale and Contribution Agreement and the Custody Agreement shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not operate as a consent, waiver, amendment or other modification of any other term or condition set forth in the Receivables Loan Agreement, the Sale and Contribution Agreement or the Custody Agreement, or any right, power or remedy of the Administrative Agent or any Managing Agent or Lender thereunder, except as expressly modified hereby. Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement, the Sale and Contribution Agreement or the Custody Agreement to “this Agreement”, “this Receivables Loan Agreement”, “this Sale and Contribution Agreement”, “this Custody Agreement” or words of like import shall mean and be references to the Receivables Loan Agreement, the Sale and Contribution Agreement or the Custody Agreement, as applicable, as amended and/or waived hereby, and each reference in any other Facility Document to the such agreements or to any terms defined in such agreements which are modified and/or waived hereby shall mean and be references to such agreements or to such terms as modified and/or waived hereby.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 10. Binding Effect. This Amendment shall be binding upon and shall be enforceable by parties hereto and their respective successors and permitted assigns.

SECTION 11. Headings. The Section headings herein are for convenience only and will not affect the construction hereof.

SECTION 12. Novation. This Amendment does not constitute a novation or termination of the Receivables Loan Agreement or any Facility Document and all obligations thereunder are in all respects continuing with only the terms thereof being modified as provided herein.

SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in a “.pdf” file shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 14. Fees, Costs and Expenses. The Borrower agrees to pay on demand all reasonable fees and out-of-pocket expenses of Sidley Austin LLP, counsel for the Administrative Agent, incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection herewith.

Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the date first above written.

HILTON GRAND VACATIONS TRUST I LLC,
as Borrower

By:	/s/ Sean Dell’Orto
Name:	Sean Dell’Orto
Title:	Senior Vice President

HILTON RESORTS CORPORATION, as Seller

By:	/s/ Sean Dell’Orto
Name:	Sean Dell’Orto
Title:	Senior Vice President

GRAND VACATIONS SERVICES LLC, as Servicer

By:	/s/ Sean Dell’Orto
Name:	Sean Dell’Orto
Title:	Senior Vice President

Signature Page to Amendment No. 2 to Receivables Loan Agreement,

Amendment No. 1 to Sale and Contribution Agreement and

Consent to Custody Agreement

DEUTSCHE BANK SECURITIES, INC. as Administrative Agent

By:	/s/ Colin Bennett
Name:	Colin Bennett
Title:	Director

By:	/s/ Billy Strobel
Name:	Billy Strobel
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH as a Managing Agent

By:	/s/ Colin Bennett
Name:	Colin Bennett
Title:	Director

By:	/s/ Billy Strobel
Name:	Billy Strobel
Title:	Vice President

Signature Page to Amendment No. 2 to Receivables Loan Agreement,

Amendment No. 1 to Sale and Contribution Agreement and

Consent to Custody Agreement

BANK OF AMERICA, N.A.,
as a Managing Agent

By:	/s/ Steven Maysonet
Name:	Steven Maysonet
Title:	Vice President

Signature Page to Amendment No. 2 to Receivables Loan Agreement,

Amendment No. 1 to Sale and Contribution Agreement and

Consent to Custody Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Custodian

By:	/s/ Jennifer C. Westberg
Name:	Jennifer C. Westberg
Title:	Vice President

Signature Page to Amendment No. 2 to Receivables Loan Agreement,

Amendment No. 1 to Sale and Contribution Agreement and

Consent to Custody Agreement